UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2015

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CRYOLIFE, INC.

(Exact name of registrant as specified in its charter)
_________________________

Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W.,  Kennesaw,  Georgia  30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

_____________________________________________________________

(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 At CryoLife, Inc.’s (the “Company” or “CryoLife”) 2015 Annual Meeting of Stockholders held on May 20, 2015 (the “Annual Meeting”), CryoLife’s stockholders approved certain amendments to the CryoLife, Inc. Second Amended and Restated 2009 Stock Incentive Plan (the “Current Plan”). Pursuant to the amendment,  the name of the Current Plan changed to the CryoLife, Inc. Equity and Cash Incentive Plan (the “Amended Plan”). The only other changes to the Current Plan relate to the addition of cash-based awards and modifications to the performance goals that may relate to all awards to facilitate the granting of cash awards that will qualify as “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended and the regulations thereunder. The Amended Plan became effective May 20, 2015. The terms and conditions of the Amended Plan are described in more detail in the Company’s 2015 proxy statement filed with the Securities and Exchange Commission on April 20, 2015 on pages 91 to 104, which are incorporated herein by reference.

Item 5.07   Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, CryoLife’s stockholders elected each individual that was nominated for election as director of the Company to serve until the next annual meeting or until their successors are elected and have been qualified. The stockholders also (i) approved, by non-binding vote, the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion; (ii) approved certain amendments to the CryoLife, Inc. Second Amended and Restated 2009 Stock Incentive Plan; and (iii) ratified the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2015.

The final results of the voting on each matter of business at the 2015 Annual Meeting are as follows:

Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Thomas F. Ackerman	19,982,371	318,783	5,462,796
James S. Benson	19,974,946	326,208	5,462,796
Daniel J. Bevevino	18,599,518	1,701,636	5,462,796
Ronald C. Elkins, M.D.	18,523,295	1,777,859	5,462,796
J. Patrick Mackin	19,966,675	334,479	5,462,796
Ronald D. McCall, Esq.	19,940,893	360,261	5,462,796
Harvey Morgan	19,964,255	336,899	5,462,796
Jon W. Salveson	19,984,971	316,183	5,462,796

Approval, by non-binding vote of the compensation paid to CryoLife’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
19,683,592	363,347	254,214	5,462,796

Approval of certain amendments to the CryoLife, Inc. Second Amended and Restated 2009 Stock Incentive Plan.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
18,505,567	1,531,459	264,128	5,462,796

Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2015.

Votes For	Votes Against	Votes Abstain
25,673,140	55,806	35,005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date: May 21, 2015	By: /s/ D. Ashley Lee
Name: D. Ashley Lee
Title: Executive Vice President, Chief
Operating Officer and Chief
Financial Officer